UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2005

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Main, Suite 3300, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2005, Endeavour International Corporation ("Endeavour") issued a press release announcing that it had entered into an agreement to obtain data in Holland. This was pursuant to Appendix No. 1 (the "Appendix") to Licensing Agreement No. 2004-85 (the "Agreement") between Endeavour Operating Corporation, a subsidiary of Endeavour ("Endeavour Operating"), and PGS Exploration (UK) Ltd ("PGS"). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

The Appendix is a license for 15,000 sq. km. in the Dutch North Sea as described in the PGS MC3D Holland MegaSurvey. Endeavour will pay PGS 600,000 British pounds. Payment is due as follows: 45% upon the signing of the Appendix, 25% on December 31, 2004, 10% at the start of the interpretation of the data, 10% at the end of April 2005 or upon completion of the interpretation of 7,500 sq. km. and 10% on completion of all of the studies. All payments are due 30 days after receipt of invoice. A copy of the Appendix is filed herewith as Exhibit 10.1 to this report. The above summary of the Appendix is not complete and is subject to and qualified in its entirety by reference to the text of the Appendix. The Appendix was entered into pursuant to a framework general license agreement previously signed by PGS and Endeavour Operating dated December 21, 2004, a copy of which is attached as Exhibit 10.2 to this report, by which PGS granted Endeavour Operating a non-exclusive right to use certain geophysical and/or geological data and/or reports owned by PGS. This agreement was only effective with respect to any data upon execution and delivery of an appendix containing specific terms.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 - Appendix No. 1 to License Agreement No. 2004-85 between PGS Exploration (UK) Ltd. and Endeavour Operating Corporation, dated January 10, 2005.

10.2 - License Agreement No. 2004-85 between PGS Exploration (UK) Ltd. and Endeavour Operating Corporation, dated December 21, 2004.

99.1 - Press Release dated January 10, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

January 11, 2005	By:	Robert L. Thompson

Name: Robert L. Thompson
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Appendix No. 1 to License Agreement No. 2004-85 between PGS Exploration (UK) Ltd. and Endeavour Operating Corporation, dated January 10, 2005
10.2	License Agreement No. 2004-85 between PGS Exploration (UK) Ltd. and Endeavour Operating Corporation, dated December 21, 2004
99.1	Press release dated January 11, 2005